October 26, 2018

DREYFUS BNY MELLON FUNDS, INC.

Dreyfus Alternative Diversifier Strategies Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information contained in the sections of the fund's summary prospectus and prospectus entitled "Principal Investment Strategy" and the fund's prospectus entitled "Goal and Approach":

Effective on or about November 1, 2018 (the "Effective Date"), in addition to the alternative investment strategies currently disclosed in the fund's prospectus, the fund intends to allocate its assets among underlying funds that employ the following additional alternative investment strategy:

Options strategies seek to reduce volatility, provide a steady cash flow and/or protect against significant market declines that may occur over short periods of time.  Options strategies include investments in a wide variety of options contracts and option-related instruments across different asset classes, including commodities, currencies, fixed-income and equity securities and indexes.  Options strategies may include writing (selling) index call options, including covered call options, and/or purchasing index put options.  The fund currently intends to allocate up to 30% of its assets to options strategies.

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As of the Effective Date, the following information supplements and supersedes any contrary information contained in the section of the fund's prospectus entitled "Goal and Approach":

As of the Effective Date, the fund replaced an underlying fund that was in the Dreyfus Family of Funds with an unaffiliated underlying fund that employs long/short strategies and selected an unaffiliated underlying fund that employs options strategies as investment options for those respective strategies.  Accordingly, the strategies and the investment ranges (expressed as a percentage of the fund's investable assets) for allocating the fund's assets among the strategies, and the underlying funds in which the fund may invest, as of the Effective Date, are as follows:

Strategy Underlying Fund	Range
Long/Short Strategies Unaffiliated Underlying Funds	0% to 55%
Absolute Return Hedge Strategies BNY Mellon Absolute Multi-Strategy Fund Dreyfus Global Real Return Fund Unaffiliated Underlying Fund	0% to 40%
Real Estate-Related Strategies Dreyfus Global Real Estate Securities Fund	0% to 40%
Commodities Strategies Unaffiliated Underlying Fund	0% to 40%
Global Macro Strategies (Dreyfus) Dynamic Total Return Fund	0% to 40%
Managed Futures Strategies Unaffiliated Underlying Funds	0% to 30%
Options Strategies Unaffiliated Underlying Fund	0% to 30%

Description of Investment Strategies – Underlying Funds:

Long/Short Strategies

The underlying funds in which the portion of the fund's assets allocated to long/short strategies may be invested include two unaffiliated underlying funds.

One of the unaffiliated underlying funds seeks to achieve its goal primarily by taking long and short positions on the global securities markets.  This unaffiliated underlying fund uses long or short positions in common and preferred equity securities, ETFs, and fixed income securities.  This unaffiliated underlying fund also uses derivatives, including long and short positions from futures contracts on individual securities and indices, swaps, including total return and credit default swaps, on individual securities and indices, foreign currency forward contracts and call and put options on individual securities and indices.  This underlying fund may invest in securities of, and derivative contracts on, U.S. and non-U.S. companies.  The equity securities in which this underlying fund invests are generally those of companies with markets capitalizations of at last $250 million, measured at the time this underlying fund first invests in them.  This underlying fund may continue to hold or add to a position in a stock after the company's market value has fallen below $250 million.

Another unaffiliated fund seeks to provide long-term total return.  This underlying fund uses a hedged strategy.  This underlying fund actively invests in long positions in stocks identified by the investment adviser for this underlying fund, as undervalued and takes short positions in stocks that the investment adviser for this underlying fun has identified as overvalued.  The cash proceeds from short sales (i.e., sales of securities the underlying fund does not own) are invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate.

Options Strategies

The underlying fund in which the portion of the fund's assets allocated to options strategies may be invested currently includes an unaffiliated underlying fund.

The underlying fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments.  Under normal circumstances, the underlying fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options.  Writing index call options is intended to reduce the underlying fund's volatility, provide steady cash flow and is an important source of the underlying fund's return, although it also reduces the underlying fund's ability to profit from increases in the value of its equity portfolio.  The underlying fund also buys index put options, which are designed to protect the underlying fund from a significant market decline that may occur over a short period of time.  The value of an index put option generally increases as the prices of the stocks constituting the index decrease, and decreases as those stocks increase in price.  From time to time, the underlying fund may reduce its holdings of put options, resulting in an increased exposure to a market decline.  The combination of the diversified stock portfolio, the steady cash flow from the sale of index call options and the downside protection from index put options is intended to provide the underlying fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments.  The underlying fund may invest in companies with small, medium or large market capitalizations.

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